UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		January 23, 2008

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-8641	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey		07890
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.                       Results of Operations and Financial Condition.

On January 23, 2008, Selective Insurance Group, Inc. (the “Company”) released information regarding the quality of the municipal bond investment portfolio of the Company and its subsidiaries.  The information is furnished as Exhibit 99.1 to this Report on Form 8-K and is hereby incorporated by reference in this Item 2.02.

The information contained in this report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.  The Company makes no admission as to the materiality of any information in this report or the exhibit attached hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01.                       Financial Statements and Exhibits.
(d)            Exhibits
99.1	Information regarding the quality of the municipal bond investment portfolio of the Company and its subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: January 23, 2008	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President, General Counsel
& Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information regarding the quality of the municipal bond investment portfolio of the Company and its subsidiaries